UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 19, 2014

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Thursday, June 19, 2014, the Compensation Committee of the Board of Directors of Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), approved grants of restricted stock to the named executive officers of the Company.  The grants vest (A) 50% at December 31, 2017, subject to continuous employment through such date ("Time-Vesting Shares"), (B) one-half of the non-Time-Vesting Shares upon attainment of earnings per share for fiscal year 2015 of at least $0.71, and (C) all remaining unvested non-Time-Vesting Shares upon attainment of earnings per share for fiscal year 2016 of at least $0.84.

Named Executive Officer	Shares of Restricted Stock
David R. Parker	9,000
Joey B. Hogan	8,500
James "Jim" Brower	6,000
Richard B. Cribbs	6,000
Samuel F. Hough	6,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: June 20, 2014	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer